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                                                                      EXHIBIT 1b

                                                          Draft of June 29, 1998



                              DELTA AIR LINES, INC.

                                 Debt Securities

                             Underwriting Agreement


                                                                     June , 1998



Goldman, Sachs & Co.
85 Broad Street

New York, New York 10004

Dear Sirs:

                  From time to time, Delta Air Lines, Inc., a Delaware corporation (the "Company") proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

                  The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture (the "Indenture") identified in such Pricing Agreement.

                  1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting



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Agreement shall not be construed as an obligation of the Company to sell any of the Securities or, if any of the Securities are to be sold, as an obligation of the Company to sell such Securities to any of the Underwriters or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

                  2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                      (a) A registration statement (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form, other than a registration statement, if any,


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           increasing the size of the offering (a "Rule 462(b) Registration
           Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing; no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective being hereinafter collectively called the "Registration Statement"; such final Prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or the


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           Prospectus, as the case may be; any reference to any amendment to the
           Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                      (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                      (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to


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           the requirements of the Act and the Trust Indenture Act of 1939, as
           amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                      (d) Since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change in, or any development known to the Company which would have a material adverse effect on, the financial condition or operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Prospectus;

                      (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as it is now being conducted except where the failure to have such power or authority would not individually or in the aggregate have a material adverse effect on the financial condition or operations of the Company and its subsidiaries, taken as a whole; the Company is an "air carrier" within the meaning of the Federal Aviation Act of 1958, as amended, and is duly qualified as a foreign corporation for the transaction of business and in good standing under the laws of each other jurisdiction in which it has intrastate routes or has a principal office or major overhaul facility and where the failure to so qualify would have a material adverse effect on the financial condition or operations of the Company


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           and its subsidiaries, taken as a whole; and each subsidiary of the
           Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

                      (f) The Company has an authorized capital stock as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                      (g) The Securities have been duly authorized, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, at each Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and the Indenture conforms in all material respects, and the Designated Securities will conform in all material respects, to the descriptions thereof contained in the


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           Prospectus as amended or supplemented with respect to such Designated
           Securities;

                      (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, violations and defaults that would not have a material adverse effect on the financial condition or operations of the Company and its subsidiaries, taken as a whole, and that would not affect the validity of the Securities), nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been or will have been prior to the Time of Delivery obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and

                      (i) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject


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



           which, in the reasonable judgment of the Company individually or in the aggregate, is likely to have a material adverse effect on the consolidated financial condition or operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

                  4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer, payable to the order of the Company, in Federal (same day) funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

                  5. The Company agrees with each of the Underwriters of any Designated Securities:

                      (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form reasonably approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 430A(a)(3); to make no further amendment or any supplement to the Registration


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           Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed, or transmitted for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                      (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or subject


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           itself to taxation as doing business in any such jurisdiction;

                      (c) As soon as practicable but in no case later than noon, New York City time, on the New York Business Day next succeeding the date of any Pricing Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities (it being understood that each such Underwriter and dealer shall, at the Company's request, be specified by the Representatives to the Company) as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case the Representatives or any of the Underwriters or any dealer in securities is required to deliver a prospectus in connection with sales of any Designated Securities at any time nine months or more after the time of issue of the Prospectus as amended or supplemented relating to such Designated Securities, then upon the request of the Representatives, but at the expense of the Representatives, the relevant Underwriters or the relevant dealers in securities, as the case may be, the Company shall prepare and deliver to the Representatives, such Underwriters or such dealers in securities as many copies as the Representatives may


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           request of any amended or supplemented prospectus complying with
           Section 10(a)(3) of the Act;

                      (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158); and

                      (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any taxable debt securities of the Company (other than (x) the Securities that are to be sold pursuant to such Pricing Agreement and (y) debt securities under bank or other institutional credit agreements in effect as of the date of such Pricing Agreement) which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives, which consent shall not be unreasonably withheld.

                      (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of the applicable Pricing Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                  6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: except as otherwise provided in Section 5(c), (i) the fees, disbursements and expenses of


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the Company's counsel and accountants in connection with the registration of the
Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents reasonably necessary in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses reasonably incurred in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

                  7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed in all material respects all of its obligations


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



hereunder theretofore to be performed, and the following additional conditions:

                      (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) thereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                      (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                      (c) Counsel for the Company reasonably satisfactory to the Representatives (it being understood that the Company's General Counsel, Associate General Counsel or an Assistant General Counsel is reasonably satisfactory to the Representatives) shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance reasonably satisfactory to the Representatives, to the effect that:

                                 (i) The Company has been duly incorporated and
                      is validly existing as a corporation in


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



                      good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as it is now being conducted except where the failure to have such power or authority would not individually or in the aggregate have a material adverse effect on the financial condition or operations of the Company and its subsidiaries, taken as a whole;

                                 (ii)  The Company is an "air carrier" within
                      the meaning of the Federal Aviation Act of 1958, as amended, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in the United States of America other than that of its incorporation in which it has intrastate routes or has a principal office or major overhaul facility and where the failure to so qualify would have a material adverse effect on the financial condition or operations of the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that such counsel believes that the Representatives and such counsel are justified in relying upon such opinions and certificates);


                                 (iii) Each subsidiary of the Company has been
                      duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that such counsel believes that the Representatives and such counsel are justified in relying upon such opinions and certificates);

                                 (iv)   The Company has an authorized capital
                      stock as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                                 (v) To the best of such counsel's knowledge after reasonable investigation and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, is likely to have a material adverse effect on the consolidated financial condition or operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                                 (vi) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

                                 (vii) The Designated Securities have been duly authorized, executed, issued and delivered and constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits provided by the Indenture, and the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

                                 (viii) The Indenture has been duly authorized,
                      executed and delivered by the Company
                      and constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                                 (ix) The issue and sale of the Designated
                      Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, violations and defaults that would not have a material adverse effect on the financial condition or operations of the Company and its subsidiaries taken as a whole and that would not affect the validity of the Designated Securities), nor will such actions result in any violation of the provisions of the Certificate of Incorporation, as amended, or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                                 (x) To the best of such counsel's knowledge
                      after reasonable investigation, no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the other transactions contemplated by this Agreement or such Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                                 (xi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                                 (xii) The Registration Statement and the
                      Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; the statements in the Prospectus as amended or supplemented with respect to statutes, administrative orders and regulations and legal and governmental proceedings fairly and accurately present in all material respects the information required to be set forth therein and there are no statutes, administrative orders or regulations required to be described in the Prospectus as amended or supplemented which are not described as required; the statements in the Prospectus as amended or supplemented as to the route system which the Company presently operates or is authorized to operate are correct in all material respects and no authorization of the Company to operate any such route is the subject of any "show cause" or other order of, or any proceeding before, or any investigation by, the Department of Transportation (other than proceedings for the renewal of temporary rights) which in the opinion of such counsel is reasonably likely to result in a final order impairing the validity of such authorization; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

                                 With respect to the opinions in clauses (vii)
                      and (viii) above, such counsel may rely as to all matters of New York law on the opinion of counsel for the Underwriters delivered pursuant to Section 7(b).

                                 (d) On the date of the Pricing Agreement for
                      such Designated Securities and at the Time of Delivery for such Designated Securities, Arthur Andersen LLP, the independent accountants of the Company, who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement, shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance reasonably satisfactory to the Representatives;

                                 (e) On or after the date of the Pricing
                      Agreement relating to the Designated Securities, there shall not have been (i) any change or decrease, specified in the letter or letters referred to in paragraph (d) of this Section 7 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries, taken as a whole, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Designated Securities as contemplated by the Prospectus as amended or supplemented;

                                 (f) On or after the date of the Pricing
                      Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's unsecured debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's unsecured debt securities;

                                 (g) The Company shall have furnished or caused
                      to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representatives may reasonably request;

                                 (h) The Company shall have complied with the
                      provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement.

                  8. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or in any Preliminary Prospectus, preliminary prospectus supplement relating to the Securities or the Prospectus, or in any amendment thereof or supplement thereto, or in any other prospectus relating to the Securities, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for use in connection with the preparation thereof, (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) as to whom it shall be established that the person asserting any such loss, claim, damage or liability purchased the Designated Securities which are the subject thereof if such underwriter did not send or deliver a copy of the Prospectus as amended or supplemented at or prior to the written confirmation of the sale of such Designated Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus as amended or supplemented and (iii) the Company will not be liable for any such loss, claim, damage or liability in connection with any settlement of any pending or threatened litigation or any pending or threatened governmental agency investigation or proceeding if that settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

           (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action, but only with reference to written information furnished to the Company by any Underwriter specifically for inclusion in the Registration Statement, any Preliminary Prospectus, any preliminary prospectus supplement relating to the Securities, the Prospectus, or in any amendment thereof or supplement thereto, or any other prospectus relating to the Securities. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page of any Prospectus Supplement and the disclosures concerning (i) the terms of the reoffering and resale of the Designated Securities by the Underwriters, (ii) any intention of the Underwriters to make a market in the Designated Securities and (iii) any stabilizing or short covering transactions by the Underwriters, all as set forth under the heading "Underwriting" in any Prospectus Supplement constitute the only information furnished in writing by the Underwriters or on the Underwriters' behalf for inclusion in any Preliminary Prospectus, preliminary prospectus supplement relating to the Securities or the Prospectus, or in any amendment thereof or supplement thereto, or in any prospectus relating to the Securities, and the Representatives will confirm that such statements are correct.

           (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action or proceeding (including any governmental investigation), such indemnified party will, if a claim for indemnification in respect thereof is to be made against the indemnifying party under Section 8(a) or (b) hereof, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Section 8(a) or (b) hereof, and then only to the extent that the indemnifying party is prejudiced thereby. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein (jointly with any other indemnifying party similarly notified), and to the extent that it may elect, by written notice, delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action),
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

           (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) or (b) of this Section 8 is due in accordance with its terms but is for any reason unavailable on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigation or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Designated Securities to which such loss, claim, damage, or liability (or action in respect thereof) relates. If the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable to such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation

(even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which (i) the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls any Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as any Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this paragraph (d). The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

                  9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

           (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

           (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of

Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require nondefaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  10. Any Pricing Agreement shall be subject to termination in the Representatives' discretion, by notice given to the Company prior to Time of Delivery for the applicable Designated Securities, if prior to such time (i) trading in the Company's common stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any material outbreak or material escalation hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, impracticable to market such Designated Securities.

                  11. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the company, and shall survive delivery of and payment for the Securities.

                  12. If any Pricing Agreement shall be terminated pursuant to
Section 9 hereof or if the Company fails to satisfy the condition set forth in Section 7(f)(ii) hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in
Section 6 and Section 8 hereof; but if the Designated Securities are not delivered by or on behalf of the Company as herein provided because the Company fails to satisfy any the conditions set forth in Section 7 hereof (other than the condition in Section 7(f)(ii)) or because of any refusal, inability or failure of the Company to perform any agreement herein or to comply with any provision hereof, other than by reason of a default by the Underwriters, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in
Section 6 and Section 8 hereof.

                  13. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

                  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Treasurer (with a copy to the General Counsel); provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  15. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business and "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day in which banking institutions in New York are generally authorized or obligated by law or executive order to close.

                  16. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                              Very truly yours,

                              DELTA AIR LINES, INC.


                              By:
                                  ----------------------------
                                  Warren C. Jenson
                                  Executive Vice President and
                                  Chief Financial Officer


Accepted as of the date hereof:


-------------------------------
(name of designated underwriter)

                                Pricing Agreement


                                                           _______________, 1998



[Names and addresses
 of Underwriters]

Dear Sirs:

                  Delta Air Lines, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated May __, 1998 (the "Underwriting Agreement"), between the Company on one hand and [name of designated Underwriter] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representative designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

                  An amendment to the Registration Statement, or an amendment or supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

                  Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities is set forth opposite the name of such Underwriter in Schedule I hereto.

                  If the foregoing is in accordance with your understanding, please sign and return to us [five] counterparts hereof, and upon acceptance hereof to you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                     Very truly yours,

                                     DELTA AIR LINES, INC.


                                     By:
                                         ---------------------------------------
                                             Name:
                                             Title:

Accepted as of the date hereof:


By: [Name of designated Underwriter       ]
    -----------------------------------------
         On behalf of each of the Underwriters

                                   SCHEDULE I


                                                                                                 Principal
                                                                                                 Amount of
                                                                                                Designated
                                                                                                Securities
                                                                                                     to be
      Underwriter                                                                                Purchased
      -----------                                                                              ----------

----------------------- .......................................................................-----------

----------------------- .......................................................................-----------

----------------------- .......................................................................-----------



                                                                                               ----------

                                                     Total.....................................==========

                                   SCHEDULE II


Title of Designated Securities:


Aggregate principal amount:


Price to Public:


Purchase Price of Underwriters:


Indenture:


Maturity:


Interest Rate:


Interest Payment Dates:


Regular Record Dates:


Redemption Provisions:


Sinking Fund Provisions:


Defeasance Provisions:


Denominations:


Time of Delivery:

Closing Location:

    New York, New York

Names and addresses of Representatives:

    Designated Representatives

    Address for Notices, etc.:



Other Terms:

                                                                        ANNEX II

         Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                  (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) In their opinion, the consolidated financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the related published rules and regulations, as applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives and are attached hereto;

                 (iii) They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of any interim financial information included or incorporated by reference in the Prospectus as described in Statement on Auditing Standard No. 71, "Interim Financial Information," as indicated in their reports thereon; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                  (iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, [402] and 503(d), respectively, of Regulation S-K;

                  (v) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                           (A) the latest available unaudited condensed
                  consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of operations, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                           (B) any other unaudited income statement data and
                  balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (C) the unaudited financial statements which were not
                  included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
                  (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                           (D) any unaudited pro forma consolidated condensed
                  financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                           (E) as of a specified date not more than five days
                  prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (F) for the period from the date of the latest
                  financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated operating revenues or operating income or the total or per share amounts of consolidated net income available to common shareholders or other items specified by the Representatives, or any increases in any items specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the

         Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                  All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.